UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

CREATIVE LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52883	20-445603
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

701 Market, Suite 113, St. Augustine, FL 32095
(Address of principal executive offices) (Zip Code)

___________________________________________________
Registrant’s telephone number, including area code : (904) 824-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On June 26, 2014 Creative Learning Corporation (the “Company”) dismissed Silberstein Ungar PLLC (“Silberstein Ungar”) as its independent registered public accounting firm and retained Hartley Moore Accountancy Corporation as the Company’s new independent registered public accounting firm. The Company’s Board of Directors approved the change of the Company’s auditors.

Silberstein Ungar’s report on the Company’s financial statements as of and for the year ended September 30, 2013 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal year ended September 30, 2013, and during the subsequent interim period ended June 26, 2014, there were no disagreements with Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Silberstein Ungar, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for the year ended September 30, 2013.

During the year ended September 30, 2013 and in the subsequent interim period ended June 26, 2014 there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and in the subsequent interim period through June 26, 2014, the Company did not consult with Hartley Moore regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided Silberstein Ungar with a copy of this report on Form 8-K prior to its filing with the SEC and requested Silberstein Ungar furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Silberstein Ungar’s letter dated June 30, 2014, is attached as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16	Letter from Silberstein Ungar PLLC dated June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE LEARNING CORPORATION

Date: June 30, 2014	By:	/s/ Brian Pappas
Brian Pappas
Chief Executive Officer